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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 21, 1999

                                  NATROL, INC.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

            000-24567                                95-3560780
   ( Commission file number )            (I.R.S. Employer Identification

21411 Prairie Street, Chatsworth, California          91311
(Address of principal executive offices)            (Zip code)

                                 (818) 739-6000
              (Registrant's telephone number, including area code)


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ITEM 7. COMBINED FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of business acquired are filed as exhibits hereto:

     EXHIBIT 99.1 - FINANCIAL STATEMENTS OF PROLAB NUTRITION, INC. AS OF SEPTEMBER 30, 1999 AND FOR THE NINE MONTHS THEN ENDED.

     Independent Auditors' Report

     Balance Sheet as of September 30, 1999

     Statement of Income and Retained Earnings for the nine months ended September 30, 1999

     Statement of Cash Flows for the nine months ended September 30, 1999

     Notes to Financial Statements

     EXHIBIT 99.2 - FINANCIAL STATEMENTS OF PROLAB NUTRITION, INC. AS OF December 31, 1998 AND FOR THE YEAR THEN ENDED.

     Independent Auditors' Report

     Balance Sheet as of December 31, 1998

     Statement of Income and Retained Earnings for the year ended December 31, 1998

     Statement of Cash Flows for the year ended December 31, 1998

     Notes to Financial Statements

(b) PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS. The following pro forma consolidated financial statements of business acquired are filed as exhibits hereto:

     EXHIBIT 99.3 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF NATROL, INC. AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1998

     Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 1999

     Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1998

     Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999

     Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)  EXHIBITS

     23.1 - CONSENT OF INDEPENDENT ACCOUNTANTS

     99.1 - FINANCIAL STATEMENTS OF PROLAB NUTRITION, INC. AS OF SEPTEMBER 30, 1999 AND FOR THE NINE MONTHS THEN ENDED.

     99.2 - FINANCIAL STATEMENTS OF PROLAB NUTRITION, INC. AS OF DECEMBER 31, 1998 AND FOR THE YEAR THEN ENDED.

     99.3 - UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF NATROL, INC. AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         NATROL, INC.

         Date: 12/17/99       By:  /s/ Elliott Balbert
                                 Chairman, President and Chief Executive Officer

         Date: 12/17/99       By:  /s/ Dennis R. Jolicoeur
                                 Chief Financial Officer and Executive
                                 Vice President